As filed with the Securities and Exchange Commission on May 1, 2007

1933 Act Registration Number:  33-85332

1940 Act Registration Number: 811-08824

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
Pre-Effective Amendment Number:
Post-Effective Amendment Number: 17	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X
Amendment Number: 18

Integrity Fund of Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

1 North Main, Minot, North Dakota 58703
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (701) 852-5292

Mark R. Anderson Integrity Mutual Funds, Inc. 1 North Main Street Minot, ND 58703	With a copy to: Mark J. Kneedy Chapman and Cutler LLP 111 West Monroe Street Chicago, IL 60603

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):

X	Immediately upon filing pursuant to paragraph (b)
On ______________, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On ______________, pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On ______________, pursuant to paragraph (a)(2) of rule 485
60 days after filing pursuant to paragraph (a)(1)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock

May 1, 2007

[Logo]

INTEGRITY FUND OF FUNDS, INC

Prospectus

This prospectus is intended to provide important information to help you evaluate whether the Integrity Fund of Funds, Inc., may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Fund of Funds can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEGRITY FUND OF FUNDS, INC.

The Integrity Fund of Funds, Inc. (the “Fund”) is an open-end, diversified, management investment company (“mutual fund”). The Fund seeks to achieve its investment objectives by investing in shares of other open-end investment companies. This strategy may result in greater expenses than you would incur if you invested directly in mutual funds.

Fund Summary

Investment Objective

The Fund seeks long-term capital appreciation and growth of income. Current income is a secondary objective of the Fund.

Principal Strategies: How The Fund Pursues its Objective

The Fund invests primarily in a diversified group of other registered open-end investment companies and Exchange Traded Funds (“ETFs”) that, in turn, invest principally in equity securities. The Fund invests in approximately 15 to 50 underlying funds that its investment adviser believes will advance the objective of the Fund. In selecting underlying funds, the Fund's investment adviser considers the underlying funds’ objectives, policies, performance, and management as well as their overall operations (such as size, fees and expenses, and services). The Fund normally invests in underlying funds that:

•	are classified as growth, aggressive growth, or growth-income funds;
•	invest in companies with a market capitalization of over $500 million; and
•	have had favorable performance returns compared to other similar funds and market indexes.

The Fund may also engage in various investment strategies designed to hedge against changes in market conditions using stock index futures contracts and options on stock index futures contracts. The Fund may enter into futures contracts for the purchase or sale of stock indices or purchase and sell options on these futures contracts. The Fund uses these investment strategies to hedge against changes in the values of securities the Fund owns or expects to purchase and not for speculation.

Principal Risks: What Are The Risks of Investing In The Fund?

You should be aware that loss of money is a risk of investing. The assets of the Fund are invested in other investment companies, so the investment performance and risk of the Fund is directly related to the investment performance and risks of the underlying funds held. The risks of the underlying funds include market risk, interest rate risk, income risk, and credit risk. The Fund also bears the risk that the underlying funds may not perform as well as the general market. The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds held to meet their objectives as well as the allocation among those underlying funds. There can be no assurance that the investment objective of the Fund or any underlying fund will be achieved.

A basic risk associated with the Fund relates to the emphasis placed on our judgment in assembling the portfolios of underlying funds. This increased reliance on our judgment exposes the investor to the risk that we could be incorrect in our evaluations and assumptions and as a result may make allocation decisions that may not prove profitable.

The Fund and the underlying funds have transactional and operating expenses. An investor in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also the similar expenses of the funds in which the Fund invests. By investing in other mutual funds, the Fund incurs greater expenses than you would incur if you invested directly in mutual funds.

The value of the underlying funds’ investments, and net asset value (“NAV”) of both the underlying funds’ and the Fund’s shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the underlying funds invest. The performance of each underlying fund also will depend on whether the underlying fund investment adviser is successful in pursuing the underlying fund’s investment strategy.

An underlying fund may:

•

concentrate its investments within one industry. Its portfolios may decline in value due to developments specific to the industry in which it has concentrated its assets, and as a result, the value of its shares may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

•

invest in high yield, high-risk, lower-rated securities, commonly known as “junk bonds.” An investment in junk bonds is subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer of the security.

•

invest in foreign securities. Such investments may be subject to additional risks that are not typically associated with investing in domestic securities, such as changes in currency rates and political developments.

If an underlying fund invests in options and/or futures including stock index futures or options on stock indices or on stock index futures, its participation in these markets would subject the underlying fund’s portfolio to certain risks. If the underlying fund investment adviser’s predictions of movements in the direction of the stock, currency or interest rate markets are inaccurate, the adverse consequences to the underlying fund (e.g., a reduction in the underlying fund’s net asset value or a reduction in the amount of income available for distribution) may leave the underlying fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or indices being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options (options negotiated with dealers) and there is no secondary market for these investments.

Because the Fund uses hedging strategies, the Fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

A more detailed discussion of the investment policies and restrictions of the Fund is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call us at (800) 276-1262 or visit our website at www.integrityfunds.com.

Is This Fund Right For You?

You may wish to invest in the Fund if you seek:

•	long-term growth potential and income growth; or
•	the convenience of a diversified portfolio of mutual funds in a single investment.

You may wish to not invest in this Fund if you are:

•	unwilling to accept share price fluctuations; or
•	investing to meet short-term financial goals.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund Has Performed

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since the inception of the Fund compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund’s annual returns on a before-tax basis and without regard to the Fund’s contingent deferred sales charges. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes or applicable sales charges were included, the annual returns would be lower than those shown. The table shows the Fund’s average annual total returns for the Fund on a before and after tax basis and as compared to the returns of a broad based securities index. Past performance, before and after taxes, is no guarantee of future results.

Per Share Total Return per Calendar Year

[Bar chart]

1997	14.65%
1998	12.17%
1999	19.04%
2000	(8.99)%
2001	(21.54)%
2002	(21.18)%
2003	28.66%
2004	9.39%
2005	7.21%
2006	14.12%

For the periods shown, the highest and lowest quarterly returns were 16.93% and (20.16)% for the quarters ending December 31, 1998, and September 28, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s contingent deferred sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Returns (for the period ended December 31, 2006)
	One Year	Five Year	Ten Year	Since Inception[1]
Return Before Taxes	12.62%	6.07%	4.02%	6.44%
Return After Taxes on Distributions	12.56%	6.06%	3.27%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares	8.29%	5.24%	3.21%	5.22%
S&P 500® Index[2]	15.79%	6.19%	8.42%	11.77%

1The inception date for the Fund is January 3, 1995.

2The Standard and Poor’s 500 Index (“S&P 500®”) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indices are unmanaged and it is not possible to invest directly in an index. The S&P 500 returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. Index return is shown from January 3, 1995.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees[1] (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[2]	3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses
Miscellaneous Expenses	1.36%
Service Fees[3]	0.25%
Total Other Expenses	1.61%
Acquired Fund Fees and Expenses[4]	0.78%
Total Annual Fund Operating Expenses[5]	3.29%
Contractual Fee Waivers and Expense Reimbursements	(0.86)%
Net Annual Fund Operating Expenses (after Contractual Fee Waivers and Expense Reimbursements)[6]	2.43%

1Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2The Fund has implemented a new contingent deferred sales charge ("CDSC") schedule effective May 1, 2007. Shares of the Fund purchased after April 30, 2007 will be subject to a CDSC of 3.00% if such shares are redeemed within 3 years of purchase. Shares of the Fund purchased on April 30, 2007 or earlier will be subject to a CDSC of 1.50% if such shares are redeemed within 5 years of purchase. See "How to Buy Shares."

3The Fund may pay dealers’ fees of up to 0.25% of the Fund’s net assets for personal services to shareholders and/or maintenance of shareholder accounts.

4An investor will bear not only his or her proportionate share of the Fund's transactional and operating expenses but also similar expenses of the funds in which the Fund invests (the "Acquired Funds"). The Acquired Fund Fees and Expenses data was based upon available information, which in certain cases may not include additional fees and expenses incurred by the Acquired Funds' underlying investments.

5The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund's Financial Highlights, which reflect operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

6The Investment Adviser has contractually agreed to maintain expense levels of the Fund at a rate of 1.85% through December 31, 2007. In addition to the contractual commitment to maintain Fund expense levels, the investment adviser may also voluntarily waive or reimburse additional fees and expenses. Such contractual commitment does not include Acquired Fund Fees and Expenses. For fiscal year 2006, after such contractual and voluntary fee waivers and expense reimbursements, the net annual fund operating expenses for the Fund were 1.65%.

COST OF INVESTING EXAMPLE

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you purchased shares of the Fund after April 30, 2007, and that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$637	$1,363	$1,863	$4,242

You would pay the following expenses if you did not redeem your shares:

1 year	3 years	5 years	10 years
$337	$1,063	$1,863	$4,242

FUND MANAGEMENT

Investment Adviser

Integrity Money Management, Inc. (“Integrity Management” or “Investment Adviser”), 1 Main Street North, Minot, North Dakota 58703, is the investment adviser to the Fund. Integrity Management has been advising mutual funds since 1989 and as of March 31, 2007, had assets under management of approximately $455 million. Integrity Management is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, performing certain evaluations of the Fund’s portfolio securities, managing the Fund’s investments and effecting its portfolio transactions. Integrity Management also pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of Integrity Management.

The Fund pays for its own operating expenses. These expenses include, but are not limited to, custodial services; transfer agent; accounting; legal fees; brokerage fees and commissions, if any; expenses of redemption of shares; insurance premiums; expenses of preparing prospectuses and reports to shareholders; interest; bookkeeping; fees for disinterested directors; taxes; fees for registering Fund shares; and extraordinary expenses. The Fund also pays dealers’ fees of up to 0.25% of the Fund’s net assets for personal service to shareholders and/or the maintenance of shareholder accounts. The Investment Adviser may assume additional fund expenses or waive portions of its fee at its discretion. Please refer to the SAI for an additional discussion of Fund expenses.

You should note that because the Fund invests in other funds, you pay not only the transactional expenses (such as a deferred sales charge) and a pro rata share of the operating expenses of the Fund, you will also pay a portion of similar expenses of the underlying funds. An investor in the Fund therefore will indirectly pay higher expenses than if the underlying fund shares were owned directly. You may also receive taxable capital gains distributions to a greater extent than if the underlying funds were owned directly.

For providing management services, Integrity Management is paid an annual fund management fee by the Fund of 0.90% of the Fund’s average daily net assets, payable monthly.

For the most recent fiscal year, the Fund paid Integrity Management, after expense reimbursements, management fees of 0.04% of average net assets.

Board Approval of Advisory Agreement

A discussion regarding the basis for the Board of Directors’ approval of the Fund’s investment advisory agreement is available in the Fund’s annual report to shareholders for the year ended December 31, 2006. For a free copy, please call (800) 276-1262, visit the Fund’s website at www.integrityfunds.com or visit the SEC’s website at www.sec.gov.

Portfolio Manager

Mr. Monte Avery, Chief Portfolio Strategist, is the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio, including credit analysis and the execution of portfolio transactions.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center. He transferred back to Dean Witter in 1993, where he remained until he joined Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has been a co-manager of the Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc. and effective in February 2000, the portfolio manager of these funds. From January 1996 until September 2001 and September 2002 to present, he has been the portfolio manager for the Integrity Fund of Funds. He has also been a co-portfolio manager of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2003.

Additional Information About the Portfolio Manager

The SAI contains additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

Securities in Which the Fund Invests

The Fund’s investment objective may not be changed without shareholder approval. The Fund’s investment policies, unless otherwise noted, may be changed by the Fund’s Board of Directors without shareholder approval. The Fund, however, has adopted certain investment limitations that cannot be changed without shareholder approval. For a detailed discussion of the Fund’s fundamental investment policies, see the SAI.

Investment Companies

Under normal circumstances, the Fund invests:

•	at least 80% of its assets in shares of registered open-end investment companies (“underlying funds”);
•	in approximately 15 to 50 underlying funds and may invest up to 25% of its total assets in any one underlying fund;
•	in underlying funds that invest primarily in common stock and that seek long-term capital appreciation and growth of income with current income of secondary importance; and
•	in underlying funds that are classified as growth, aggressive growth, or growth-income funds.

The Fund generally focuses on underlying funds that primarily invest:

•	in companies with a market capitalization of over $500 million;
•	a portion of their assets in fixed-income securities that are investment grade quality; and
•	in seasoned underlying funds with at least a five year operating history and at least $300 million of assets under management.

The policies described above may be changed without shareholder approval.

The Fund will not purchase shares of closed-end investment companies or in investment companies that are not registered with the Securities and Exchange Commission. The Fund intends to invest only in underlying funds that qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. If an underlying fund fails to qualify as a RIC, it may be subject to federal income tax. Although there is no assurance an underlying fund will qualify as a RIC, the Fund will promptly dispose of any shares in its portfolio which have been issued by a fund which has failed to qualify as a RIC.

HOW WE SELECT INVESTMENTS

Integrity Management selects underlying funds based on its assessment of the underlying fund’s potential to advance the Fund’s objective. Integrity Management evaluates underlying funds based on their investment objectives, policies and techniques, past performance, and management. Integrity Management will also consider the fund’s operations including: the fund’s size, reputation, management style, fees and expenses, portfolio composition and liquidity, and shareholder services. In selecting funds, Integrity Management looks for funds that have had favorable performance returns compared to similar funds or market indices and will compare the underlying fund’s performance record over the past three, five, or ten years (if available) against that of other funds and market measurements.

Temporary Investment and Cash Management Strategies

Occasionally, the Fund may take temporary defensive positions that are inconsistent with the Fund’s fundamental investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In so doing, the Fund may hold cash or may invest in money market mutual funds and in short-term obligations including U.S. government securities (including U.S. Treasury bills), commercial paper, certificates of deposit, and bankers’ acceptances as a temporary defensive measure. During these periods, the Fund may not be able to achieve its investment objective. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested. For more detailed information on eligible short-term investments, please refer to the SAI.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 70%. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its portfolio market value within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund’s investment objectives. The Fund, however, may also make short-term trades to take advantage of market opportunities. The Investment Adviser may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet the Investment Adviser’s investment criteria; a more attractive security is found or portfolio assets are needed for another purpose; or the Investment Adviser believes that the security has reached its appreciation potential. In periods of rapidly fluctuating interest rates, the Fund’s investment policy may lead to frequent changes in investments.

Other Investment Strategies

As a secondary investment strategy, the Fund may also invest in underlying funds that invest primarily in long or short-term fixed-income securities that are investment grade quality. The Fund may also invest in bond funds if the Portfolio Manager believes they offer a potential for capital appreciation.

Other Fund Policies

Although the Fund invests primarily in shares of underlying funds, the Fund may hold cash or invest in money market mutual funds and in short-term obligations including U.S. government securities (including U.S. Treasury bills), commercial paper, certificates of deposit, and bankers’ acceptances to accumulate cash for investment and redemptions. Cash held for investments or redemptions may not exceed 20% of the Fund’s total assets.

The Fund and its affiliated persons will not purchase more than 3% of the total outstanding shares of another fund in accordance with federal securities laws. Because of this restriction, the Fund may have to forego certain investment opportunities. In addition, the Fund may not invest more than 15% of its net assets in illiquid securities.

The Fund may acquire shares of underlying funds that impose sales loads or 12b-1 distribution or service fees. The underlying funds, however, may offer shareholder programs which reduce the sales loads such as quantity discounts, rights of accumulation, or letters of intent. To the extent available, the Fund will use these arrangements to reduce any sales load the Fund pays. Because of these available discounts, the Fund in most cases will not pay a sales charge of more than 1% of the public offering price (1.01% of the net amount invested).

Portfolio Transactions

Integrity Management may consider a number of factors in determining which brokers to use for the Fund’s portfolio transactions including: research services, reasonableness of commissions, quality of services, and execution and sale of Fund shares. When the Fund purchases the shares of underlying funds subject to a front-end sales load, Integrity Management anticipates that the Fund’s underwriter, Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”) will execute a substantial portion of these portfolio transactions. When Integrity Funds Distributor acts as the dealer on these purchases, it may receive a dealer reallowance, up to a maximum 1% of the public offering price. Integrity Funds Distributor will not be designated as dealer if the dealer reallowance exceeds 1% of the public offering price. Integrity Funds Distributor may also receive 12b-1 distribution and service fees from underlying funds when assisting the Fund in purchasing shares of the underlying funds and may receive brokerage commissions on portfolio transactions of underlying funds held in the Fund’s portfolio.

RISK MANAGEMENT

Hedging Strategies

The Fund may engage in various investment strategies designed to hedge against interest rates using financial futures and related options whose prices, in the opinion of the Investment Adviser, correlate with the values of securities the Fund owns or expects to purchase.

The ability of the Fund to benefit from futures and options on futures is largely dependent on the Investment Adviser’s ability to use such strategies successfully. If the Investment Adviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance of the Fund will be poorer than if no such futures or options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater when the security’s underlying futures contracts are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index, which serves as the basis for a futures contract.

The Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell.

The Fund is managed by the Investment Adviser, which has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore, who is not subject to registration or regulation as a commodity policy operator under the CEA.

PRINCIPAL RISK FACTORS

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

Market Risk

Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value.

Risks Related to Investment in Other Investment Companies

The Fund’s investment performance and risk are directly related to the investment performance and risks of the underlying funds. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The ability of the Fund to achieve its investment objective is therefore dependent on a number of factors, including the skills of the advisers of the underlying funds to invest to meet the objectives of the underlying funds, to effectively respond to changes in market conditions, and to maintain sufficient liquidity to meet redemptions. The Fund is independent from each of the underlying funds and has little ability to influence the management and investment practices of the underlying funds. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. Furthermore, the Fund’s investment in other investment companies as part of its principal investment strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Since the Fund, under normal market conditions, invests in other investment companies, including ETFs, as part of its principal investment strategy, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Shareholders would therefore be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Liquidity

Under federal securities laws, an underlying fund is not obligated to redeem any securities in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. As a result, the Fund may not be able to liquidate more than 1% of an underlying fund’s securities when desired.

Inflation Risk

Inflation Risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets and distributions can decline.

Foreign Investment Risk

To the extent the Fund invests in underlying funds that invest in foreign securities, the Fund is subject to foreign investment risk. Securities issued by foreign companies or governments present risks beyond those of securities of U.S. issuers. Such risks include political or economic instability, changes in foreign currency exchange rates, and less publicly available information. Prices of foreign securities also may be more volatile and they may be less liquid than U.S. stocks.

To the extent the Fund invests in underlying funds that invest in debt securities, the Fund is subject to the following risks:

Interest Rate Risk

Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of an underlying bond fund’s portfolio, the greater its interest rate risk.

Income Risk

Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the underlying bond fund invests the proceeds from the new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Credit Risk

Credit risk is the risk that an issuer of a bond is unable or unwilling to meet its obligation to make interest and principal payments in a timely manner. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Underlying funds may invest in investment grade and non-investment grade bonds (i.e., “junk bonds”).

Other Considerations

The underlying funds have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. Principal and certain non-principal risks have been discussed in this prospectus. Additional non principal risks of certain of the practices of the underlying funds are described further in the SAI. The Fund is independent from each of the underlying funds and has little influence in the investment practices of the underlying funds. If the Fund disagrees with these practices, the Fund may have to liquidate its shares in the underlying fund, which can entail further losses. In addition, the investment advisers of the underlying funds may also simultaneously pursue inconsistent investment strategies. For example, one underlying fund may be purchasing shares of the same issuer that another underlying fund is selling. Under these circumstances, the Fund’s indirect expenses would increase without any corresponding investment benefit.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Fund. Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi‑Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. Each of the quarterly reports and the SAI are available free of charge upon request by calling 1-800-276-1262, by visiting the Integrity Funds website at www.integrityfunds.com, or at the SEC’s website at www.sec.gov.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. Generally, the NYSE is closed on weekends, national holidays and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. The Fund will process purchase and redemption orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. It will process purchase and redemption orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading.

You may buy shares through investment dealers who have sales agreements with Integrity Funds Distributor or directly from the Integrity Funds Distributor. If you do not have a dealer, please call (800) 276-1262 and Integrity Funds Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees.

You can buy shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the Fund. For shares of the Fund purchased after April 30, 2007, if you sell these shares within three years of purchase, you will have to pay a contingent deferred sales charge (“CDSC”) of 3.0% based on your purchase price or the price you sell your shares for, whichever amount is lower. For shares purchased on April 30, 2007 or earlier, if you sell these shares within five years of purchase, you will have to pay a CDSC of 1.50%. You do not pay a CDSC on any shares you purchase by reinvesting dividends and capital gains. When you redeem shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of the Fund account due to capital appreciation, and then redeem the shares you own in the order purchased. When you redeem shares subject to a CDSC, the CDSC is deducted from your redemption proceeds and paid to Integrity Funds Distributor.

Fund shares are also available for individual retirement accounts ("IRAs"), 401(k) plans, and other retirement plans. Please refer to the SAI or call (800) 276-1262 for additional information about these accounts.

Purchase requests should be addressed to the authorized dealer or agent from which you received this prospectus. Such dealers or agents may place a telephone order with Integrity Funds Distributor for the purchase of shares. It is the broker’s or dealer’s responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined net asset value. Checks should be made payable to the name of the applicable Fund. The Fund’s transfer agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

The Fund may reject any purchase orders, including exchanges, for any reason. The Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser’s opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor’s trading history in the Fund or other Integrity Funds, and accounts under common ownership or control.

You may be asked to provide additional information in order for Integrity Fund Services, Inc. (“Integrity Fund Services”), which is the Fund’s transfer agent, the Investment Adviser or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

CDSC Waivers

The Fund may sell shares without a CDSC to:

•

trustees, directors, officers, employees (including retirees) of the Fund, Integrity Mutual Funds, Inc., Integrity Funds Distributor, and Integrity Management, for themselves or certain members of their family; trusts, pension, profit‑sharing or other plans for the benefit of directors, officers, employees (including retirees) of the Fund, Integrity Mutual Funds, Inc., Integrity Funds Distributor and certain members of their families.

•	authorized broker-dealers and financial institutions and employees (including their spouses and children) of such dealers and institutions; and
•	any broker-dealer, financial institution or other qualified firm which does not receive commissions for selling shares to its clients.

The Fund makes available, free of charge, more information about sales charge waivers through the Fund’s website at www.integrityfunds.com (which includes hyperlinks that facilitate access to the information), from the SAI or from your financial adviser.

CDSC Schedule Effective for Shares Purchased After April 30, 2007

The Fund has adopted a new CDSC schedule effective as of May 1, 2007. Under the new schedule, for shares purchased after April 30, 2007, you will pay a CDSC of 3.0% based on your purchase price or the price you sell your shares for, whichever amount is lower, if such shares are redeemed within three years or purchase. Shares of the Fund purchased on April 30, 2007 or earlier will be subject to the CDSC schedule in effect prior to May 1, 2007. Accordingly, for purchases of shares prior to May 1, 2007, you will pay a CDSC of 1.5% based on your purchase price or the price you sell your shares for, whichever is lower, if you redeem your shares within five years of purchase.

Minimum Investments and Share Price

You may open an account with $1,000 ($50 for the Monthomatic Investment Plan and $250 for an individual retirement account) and make additional investments at any time with as little as $50. The Fund may change these minimum initial investments at any time.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day’s price. If you place your order through a dealer and the Fund receives such order prior to the close of business of the NYSE (normally 3:00 p.m. Central Time), you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Net Asset Value” for a discussion of how shares are priced.

Important Information About Purchases

USA PATRIOT Act

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account. When you open an account, you will be asked for your name, address, date of birth and other information that will allow us to identify you. You may also be asked to provide documents that may help us to establish your identity, such as your driver’s license.

Investors Other than Individuals. When you open an account, you will be asked for the name of the entity, its principal place of business and Taxpayer Identification Number (“TIN”) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver’s licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

Purchases Made Through A Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Investment Adviser, Integrity Funds Distributor or one of its affiliates, the financial adviser may receive commissions or other concessions that are paid from various sources. Please refer to the SAI for details.

In addition, the Investment Adviser, Integrity Funds Distributor or one or more of its affiliates out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. Integrity Funds Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the funds (“Integrity funds”) distributed by Integrity Funds Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity fund shares and/or total assets of Integrity funds held by the firm’s customers. The level of payments that Integrity Funds Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm’s total assets held in and recent investments in Integrity funds, the firm’s level of participation in Integrity funds sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Integrity funds for which these payments are provided. For fiscal year 2006, these payments in the aggregate were approximately 0.027% to 0.035% of the assets in the Integrity funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are made. This compensation is not reflected in the fees and expenses listed in the fee table section of this prospectus.

SYSTEMATIC INVESTING - THE MONTHOMATIC INVESTMENT PLAN

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (the “Monthomatic Investment Plan”). Simply complete the appropriate section of the account application form or call Integrity Fund Services, Inc. (“Integrity Fund Services”), at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing us to take money out of your bank, savings and loan or credit union account. If an investor has expedited wire transfer redemption privileges with his or her Fund account for both Monthomatic Investment Plan and wire redemption programs, such investor must designate the same bank, savings and loan or credit union account for both the Monthomatic Investment Plan and wire redemption programs. Fund shares purchased by the Monthomatic Investment Plan must be owned for 15 days before they may be redeemed. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services, the Fund’s transfer agent, at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after the transfer agent has received the request. The Fund may terminate or modify Monthomatic Investment Plan at any time and may immediately terminate a shareholder’s Monthomatic Investment Plan if any item is unpaid by the shareholder’s financial institution. There is no charge for the Monthomatic Investment Plan.

SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services.

Exchanging Shares

You may exchange shares for shares of other funds distributed by Integrity Funds Distributor. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange purchases are subject to the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

You will be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, a holding period will begin for purposes of calculating the CDSC on the date you made your initial purchase.

For tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Please contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds. Your holding period will also be reinstated. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the Fund. If you redeemed shares in a retirement account, please review the plan document you received when you opened your account for rules and limitations if you are repurchasing shares in the same retirement account. The Fund may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. Generally, the NYSE is closed on weekends, national holidays and Good Friday. You will receive the share price next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day’s price. While the Fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. Telephone redemption requests by dealers or agents will not be processed unless authorized in writing by the shareholder of record.

You can sell your shares at any time by sending a written request to the Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. With signed authorization, such financial adviser may fax, telephone or mail in an order to Integrity Fund Services for the sale of shares. In addition, such financial adviser may impose a charge for processing your redemption order. It is the financial adviser’s responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV.

To properly complete your redemption request, your request must include the following information:

•	The Fund’s name;
•	Your name and account number;
•	The dollar or share amount you wish to redeem;
•	The signature of each owner exactly as it appears on the account;
•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
•	The address where you want your redemption proceeds sent (if other than the address of record);
•	Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and
•	Any required signature guarantees.

Redemption payments may be made by check or can be sent to your bank account through the Automated Clearing House (“ACH”) network. If you choose to receive proceeds via check, the transfer agent will normally mail your check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check made payable to someone other than the shareholder of record or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the Fund reserves the right to liquidate your account (other than an IRA) upon 60 days’ written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the Fund shares. The Fund also reserves the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

The Fund may suspend the right of redemption under the following unusual circumstances:

•	When the NYSE is closed (other than weekends or holidays) or trading is restricted as determined by the SEC;
•	When an emergency exists making disposal of portfolio securities or the valuation of net asset value not reasonably practicable as determined by the SEC; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your Fund account is at least $5,000, you may have a specific amount withdrawn automatically from your account, subject to any applicable CDSC. You may elect to receive payments monthly, quarterly, semi-annually or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or the 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Fund’s Systematic Withdrawal Plan. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Systematic Withdrawal Plan. To participate in this program, shares may not be in certificated form. You may terminate participation in the program at any time. The Fund may terminate or modify this program at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Fund, including but not limited to market timing. Short-term or excessive trading into and out of the Fund can disrupt portfolio management strategies, harm performance and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices. The Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Fund’s Board of Directors has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Fund may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Fund and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring.

The Fund, the Investment Adviser and their agents monitor selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, Fund, the Investment Adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Fund may reject any purchase or exchange order for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Intermediaries may establish omnibus accounts in the Fund for their customers. In such cases, the Investment Adviser cannot always monitor trading activity by individual shareholders. However, the Investment Adviser reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, the Investment Adviser contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict the underlying shareholder in accordance with the policy.

Restrictions on Certain Transactions

In order to prevent market timing, the Fund will impose the following restrictions:

•	The Fund will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Fund or Integrity Funds Distributor believe constitute excessive trading;
•	The Fund will reject transactions that violate the Fund’s excessive trading policies or its exchange limits;
•	In order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will monitor all redemptions that take place within 30 days of purchase; and
•	The Fund will process trades received after 3:00 p.m. (Central Time) at the next business day’s NAV.

Trades transmitted through National Securities Clearing Corporation (“NSCC”) that are received by Integrity Fund Services after 3:00 p.m. (Central Time) but received by the broker-dealer, bank or other financial institution transmitting the trade through NSCC before 3:00 p.m. (Central Time) are processed with the date the trade is received by such financial institution.

The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures adopted by the Fund to discourage market timing and other programmed, large, frequent, or short-term transfers. Fund shareholders should be aware that we may not have the contractual ability or the operational capacity to monitor transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.

Investors are subject to this market timing policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund’s market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing trading policy. However, the SEC recently adopted a new rule that generally requires funds to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in “omnibus accounts” on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any restrictions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies. The compliance dates for the new rule are currently April 16, 2007 for entering into shareholder information agreements and October 16, 2007 for funds to request and receive information pursuant to these arrangements. The Fund will comply with this new rule when required and as applicable.

Fair Value Pricing

The Fund has fair value pricing procedures in place, which are described in the “Net Asset Value” section of the prospectus. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value the Fund would have received if it had sold the investment. In view of the types of securities commonly held by the Fund, including the fact that any foreign securities are either depository receipts or securities of foreign companies traded on U.S. exchanges, the market prices at the time that the Fund determines its net asset value will normally reflect all relevant information.

DISTRIBUTIONS

The Fund passes substantially all of its earnings from income and capital gains along to its investors as “distributions.” The Fund pays any dividends and any capital gains at least once a year.

Reinvestment Options

The Fund will automatically reinvest any dividends and capital gains distributions in additional fund shares at net asset value unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the written request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, contact Integrity Fund Services at (800) 601-5593.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Fund distributions are generally taxable. The Fund intends to make distributions that may be taxed as ordinary income and capital gains which may be taxable at different rates depending on the length of time the Fund holds its assets. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. A portion of the capital gains dividends from the Fund may be subject to a 25% tax rate. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long‑term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long‑term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of the Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes and any gain on the transaction may be subject to federal income tax.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value (“NAV”) per share that is determined as of the close of trading on each day the NYSE is open for business. Net asset value is calculated by taking the total value of the Fund’s assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

To the extent that the Fund’s assets are traded in other markets on days when the Fund is not open for business, the value of the Fund’s assets may be affected on those days. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.

The Fund’s assets consist primarily of shares of the underlying funds which are valued at their respective net asset values. The underlying funds are required to value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported share price) and all other securities and assets at fair value pursuant to methods established in good faith by their boards of directors. In these cases, an underlying fund’s net asset value will reflect certain portfolio securities’ fair value, rather than their market price. The prospectuses for the underlying funds will explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to underlying funds holding securities that are primarily listed on foreign exchanges, the value of the underlying fund’s securities may change on days when you will not be able to purchase or sell your shares. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized costs, which approximates market value. Other assets of the Fund are valued at their current market value if market quotations are readily available and, if not available, at fair value pursuant to methods established by the Board of Directors, or its delegates.

FUND SERVICE PROVIDERS

The custodian of the assets of the Fund is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479. Integrity Fund Services, a wholly owned subsidiary of Integrity Mutual Funds, Inc., is the Fund’s transfer agent and accounting and administrative services provider. As such, Integrity Fund Services performs bookkeeping, data processing, pricing, accounting and other administrative services for the operation of the Fund, and the maintenance of shareholder accounts.

SHAREHOLDER INQUIRIES

All inquiries regarding the Fund should be directed to Integrity Funds Distributor, Inc., at 1 Main Street North, Minot, ND 58703 or call (800) 276-1262. All inquiries regarding account information should be directed to Integrity Fund Services, Inc. at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Brady, Martz & Associates, P.C., whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request. Further information about the Fund’s performance is also contained in the Fund’s latest annual or semi-annual shareholder or semi‑annual shareholder report. You may obtain a free copy of the Fund’s latest annual or semi‑annual shareholder report and SAI upon request from the Fund.

Selected per share data and ratios for the period indicated:

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$11.74	$ 10.95	$ 10.01	$ 7.78	$ 9.87

Income from Investment Operations:
Net investment income (loss)	$.05	$ (.04)	$ (.04)	$ (.07)	$ (.10)
Net realized and unrealized gain (loss) on investments	1.61	.83	.98	2.30	(1.99)
Total Income (Loss) From Investment Operations	$1.66	$ .79	$ .94	$ 2.23	$ (2.09)

Less Distributions:
From net investment income	$(.05)	$ .00	$ .00	$ .00	$ .00
Distributions from net realized gains	.00	.00	.00	.00	.00
Total Distributions	$(.00)	$ .00	$ .00	$ .00	$ .00

NET ASSET VALUE, END OF PERIOD	$13.35	$ 11.74	$ 10.95	$ 10.01	$ 7.78

Total Return	14.12%(A)	7.21%(A)	9.39%(A)	28.66%(A)	(21.18)%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$9,890	$ 6,029	$ 6,517	$ 7,142	$ 8,496
Ratio of net expenses (after expense assumption) to average net assets	1.65%(B)	1.65%(B)	1.60%(B)	1.60%(B)	1.60%(B)
Ratio of net investment income to average net assets	0.51%	(0.33%)	(0.39)%	(0.69)%	(0.89)%
Portfolio turnover rate	16.47%	1.65%	24.84%	0.00%	27.71%

(A) Excludes contingent deferred sales charge of 1.50%.

(B) During the periods indicated above, Integrity Mutual Funds assumed/waived expenses of $59,230, $61,165, $57,412, $25,525, and $21,883, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.51%, 2.63%, 2.47%, 1.97%, and 1.79%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

INTEGRITY FUND OF FUNDS, INC.

1 Main Street North • Minot, ND 58703 • (701) 852-5292
P.O. Box 759 • Minot, ND 58702
(800) 276-1262 • Marketing • Fax (701) 838-4902
(800) 601-5593 • Transfer Agent • Fax (701) 852-2548

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, NA
Trust & Custody Solutions
 801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759

Minot, ND 58702

Independent Accountant
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

Legal Counsel
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

INTEGRITY FUND OF FUNDS, INC.

Several additional sources of information are available to you. The SAI incorporated by reference into this prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Call Integrity Funds Distributor at (800) 276-1262 to request a free copy of any of these materials, other Fund information or to make inquiries, or visit our website at www.integrityfunds.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E‑mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549‑0102.

Integrity Mutual Funds
1 Main Street North
Minot, North Dakota 58703
(800) 276-1262

The Fund’s SEC File No. 811-08824

Statement of Additional Information
May 1, 2007

INTEGRITY FUND OF FUNDS, INC.

1 Main Street North
Minot, North Dakota 58703
(701) 852‑5292
(800) 601‑5593 - Transfer Agent
(800) 276‑1262 – Marketing

This Statement of Additional Information (“SAI”) is not a prospectus, but it should be read in conjunction with the Prospectus of the Integrity Fund of Funds, Inc. (the “Fund”), dated May 1, 2007 (the “Prospectus”). The Prospectus may be obtained without charge from the Fund by writing to the above address or calling (800) 276-1262. In addition, the audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s annual report and such financial statements are incorporated herein by reference. A copy of the annual report may be obtained without charge by writing to the above address or calling (800) 276‑1262.

HISTORY OF THE FUND

Integrity Fund of Funds, Inc. (the “Fund”) incorporated under the laws of the State of North Dakota on June 1, 1994, and commenced operations on January 1, 1995.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS OF THE FUND

Investment Objective

The Fund is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s objective is long-term capital appreciation and growth of income. Current income is a secondary objective of the Fund. The Fund seeks to achieve its objective by investing primarily in a diversified group of other open-end investment companies (“underlying funds”) and exchange traded funds (“ETFs”) that, in turn, invest principally in equity securities. The Fund will invest in approximately 15 to 50 underlying funds that invest primarily in common stock and that seek long-term capital appreciation and growth of income, with current income of secondary importance.

Whenever Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Money Management”) believes such funds offer a potential for capital appreciation, the Fund may invest in underlying funds that invest primarily in long- or short-term bonds and other fixed income securities such as securities issued, guaranteed, or insured by the U.S. Government, its agencies and instrumentalities, commercial paper, preferred stock, convertible preferred stock, or convertible debentures.

The Investment Adviser exercises broad discretion in choosing which underlying funds to include in the Fund’s portfolio. The Fund intends to invest only in underlying funds that qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended. If an underlying fund fails to qualify as a RIC, it may be subject to federal income tax. No assurance can be given that an underlying fund will qualify as a RIC. However, the Fund will promptly dispose of any shares in its portfolio that have been issued by an underlying fund that failed to qualify as a RIC.

The Fund may acquire shares of underlying funds regardless of whether such funds impose sales loads of various kinds or have 12b-1 or other distribution plans or expenses. However, whenever possible, the Fund will purchase shares pursuant to arrangements which provide for: (1) quantity discounts, under which lower front-end loads are available for substantial minimum purchases; (2) letters of intent, permitting reduced front-end loads by aggregating intended purchases over time; (3) rights of accumulation, permitting reduced front-end loads for purchases of additional shares of the underlying fund; and (4) rights to obtain reduced front-end sales loads by aggregating purchases of several funds within a family of funds.

Rules adopted by the Securities and Exchange Commission (“SEC”) allow funds to elect to make redemptions either in part or entirely in securities from their portfolios (“in-kind” redemptions) in place of cash under certain circumstances. If the Fund acquires in-kind securities from an underlying fund that has exercised such an election, the Fund may hold the securities until the Investment Adviser decides to sell them. The Fund will likely incur additional expenses in connection with the sale of any securities acquired as a result of an in-kind redemption.

In addition to the foregoing, the 1940 Act imposes certain conditions on funds that invest in other funds. For example, a fund and its affiliated persons may not purchase or otherwise acquire more than 3% of the total outstanding shares of another fund. Consequently, the Fund may have to forego what the Investment Adviser deems to be an advantageous purchase because of this restriction. In addition, the 1940 Act provides that a mutual fund whose shares are purchased by the Fund is obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying mutual fund’s outstanding securities during any period of less than 30 days.

Finally, the 1940 Act requires that the Fund either seek instructions from its shareholders regarding the voting of proxies with respect to securities of underlying funds it holds and vote the proxies in accordance with such instructions or vote such shares in the same proportion as the vote of all other holders of such securities. The Fund will vote the shares in the same proportion as the vote of all other shareholders.

The Fund may purchase and sell stock index futures contracts and options on such futures in accordance with its investment objective and policies for hedging purposes and not for speculation. For additional information, see “Investment Policies and Practices of the Underlying Funds and Related Risks – Futures Contracts”, “Options on Futures Contracts”, “Options Activities” and “Hedging” below.

Pursuant to regulations and/or published positions with the SEC, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase (“derivatives”), the Fund may be required to segregate permissible liquid assets to cover its obligations relating to these transactions. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund is permitted to enter into these transactions solely to hedge against changes in the market value of portfolio securities and against changes in the market value of securities that the Fund holds or intends to purchase. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Fund may engage in transactions in futures contracts and options on futures contracts. The Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 (“Rule 4.5”) promulgated under the Commodity Exchange Act, as amended (the “CEA”), by the Commodity Futures Trading Commission (the “CFTC”), under which the Fund is excluded from the definition of a “commodity pool operator.” Under Rule 4.5, a fund may engage in futures transactions without limitation, if the fund (1) makes the following disclosure in writing to each participant, whether existing or prospective; (2) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (3) files a notice of eligibility under Rule 4.5 with the National Futures Association (“NFA”). The required disclosure that the Fund is making in its Prospectus, dated on or after the date of this SAI, is as follows:

The Fund is managed by the Investment Adviser, which has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice, if necessary.

Although the Fund invests primarily in shares of underlying funds, for temporary defensive purposes or to accumulate cash for investments or redemptions, the Fund may hold cash or invest in money market mutual funds or in a variety of short-term debt securities, including U.S. Treasury Bills and other U.S. Government securities, commercial paper, certificates of deposit, and bankers’ acceptances. When the Fund invests for temporary defensive purposes, it may do so without any percentage limitations. The Fund may not achieve its investment objective during periods when it has taken such a temporary defensive position. In addition, the Fund may from time to time invest a significant portion of its assets in shares of money market mutual funds and/or high quality short-term fixed income securities for cash management purposes.

The following information supplements that in the Prospectus under “How We Select Investments – Temporary Investment and Cash Management Strategies” and “Other Fund Policies.”

U.S. Government Securities

The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities that have remaining maturities not exceeding one year. Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Bank of Cooperative, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, and the Student Loan Marketing Association.

Bank Obligations

The Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers’ acceptances) having total assets at the time of purchase in excess of $100 million. Such banks must be members of the Federal Deposit Insurance Corporation.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. The commercial paper purchased by the Fund consists of direct obligations of domestic issuers which, at the time of investment, are (i) rated “P-1” by Moody’s Investors Service, Inc. (“Moody’s”), or “A-1” or better by Standard & Poor’s Ratings Services (“Standard & Poor’s”), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of “Aa” or better by Moody’s or “AA” or better by Standard & Poor’s, or (iii) securities which, if not rated, are, in the opinion of the Investment Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest.

The rating “P-1” is the highest commercial paper rating assigned by Moody’s, and the ratings “A-1” and “A-1+” are the highest commercial paper ratings assigned by Standard & Poor’s. Debt rated “Aa” or better by Moody’s or “AA” or better by Standard & Poor’s is generally regarded as high-grade, and such ratings indicate that the ability to pay principal and interest is very strong.

Investment Policies and Restrictions

Fundamental Investment Policies

The Fund has adopted certain fundamental investment policies which cannot be changed without approval by holders of a majority of its outstanding voting securities. More specifically, these fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. These fundamental policies provide that the Fund may not:

1.

Purchase securities of any one issuer if as a result more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the Fund’s total assets may be invested without regard to this limitation and provided further that this limitation does not apply to securities issued by the U.S. Government, its agencies or instrumentalities, nor to securities issued by other open-end investment companies.

2.	Make loans, except in accordance with its investment objective and policies.
3.	Purchase or acquire commodities or commodity contracts, except that the Fund may purchase and sell stock index futures contracts and options thereon for hedging purposes.
4.

Purchase the securities of an issuer if one or more of the Directors or Officers of the Fund individually owns more than 1/2 of 1% of the outstanding securities of such issuer and together beneficially own more than 5% of such securities.

5.

Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

6.

Issue senior securities as defined in the 1940 Act, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund’s use of stock index futures contracts and options thereon will not be deemed to constitute senior securities for this purpose.

7.

Borrow money except from a bank and then only for temporary or emergency purposes and in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the total assets. The Fund may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of its total assets to secure temporary or emergency borrowing.

8.	Invest in real estate or real estate mortgage loans, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

In addition to the foregoing, under its fundamental investment policies, the Fund will invest at least 25% of its total assets in shares of underlying funds and may invest up to 25% of its total assets in any one underlying fund. The Fund may not invest more than 25% of its total assets in the securities of companies in the same industry or in securities of underlying funds that concentrate (i.e., invest 25% or more of total assets) in any one industry. Nevertheless, through its investment in underlying funds, the Fund may invest more than 25% of its assets in one industry. Moreover, as a non‑fundamental investment policy, under normal circumstances the Fund invests at least 80% of its assets in shares of registered open‑end investment companies; as a non‑fundamental policy, this policy may be changed by the Board of Directors without shareholder approval. However, shareholders would be provided with appropriate notice of such any such change.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

Notwithstanding the foregoing investment restrictions, the underlying funds in which the Fund may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an underlying fund are located in the Statement of Additional Information of that underlying fund.

Non-Fundamental Policies

The Fund has adopted the following non‑fundamental policies which may be changed by the Board of Directors without a shareholder vote. As non-fundamental policies the Fund may not:

1.

Purchase or retain the securities of any issuer if any one or more of the officers or directors of the Fund or Integrity Money Management individually owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

2.	Purchase securities of any closed-end investment company or any investment company the shares of which are not registered with the SEC.
3.

Invest more than 15% of its net assets in illiquid securities, including securities that at the time of such investment are not readily marketable, and securities restricted as to disposition under federal securities laws.

4.	Invest for the purpose of exercising control over or management of another issuer.
5.	Make short sales of securities.
6.	Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in securities of issuers that invest in or sponsor such programs.

With the exception of the Fund’s policy with respect to borrowing, any policy or restriction that involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Changes due to market action will not cause a violation of a policy or restriction.

INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS AND RELATED RISKS

The underlying funds in which the Fund invests have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. For example, the underlying funds in which the Fund invests may be authorized to invest up to 100% of their assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments; invest up to 15% of their assets in illiquid securities; lend their portfolio securities; sell securities short; borrow money in amounts up to 33 1/3% of their assets for leverage purposes; write or purchase call or put options on securities or financial indexes; invest up to 100% of their assets in master demand notes; enter into futures contracts and options on futures contracts; trade their portfolios aggressively, which results in higher brokerage commissions and increased realization of capital gains; invest in start-up and unproven companies; invest up to 100% of their assets in junk bonds; and engage in any number of other investment practices and techniques that involve greater risk. In addition, as a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which the Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

Set forth below is additional information with respect to the types of securities and investment techniques of the underlying funds and the risks involved in certain of these practices and techniques.

Convertible Securities

Certain preferred stocks and debt securities that may be held by an underlying fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Foreign Investments

An underlying fund may invest all or a portion of its assets in foreign securities. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunity and risk not typically associated with investing in U.S. dollar-denominated securities. Risks unique to international investing include:

1.	Restrictions on foreign investment and on repatriation of capital;
2.	Fluctuations in currency exchange rates;
3.	Cost of converting foreign currency into U.S. dollars;
4.	Price volatility and less liquidity;
5.	Settlement practices, including delays, which may differ from those customary in U.S. markets;
6.	Exposure to political and economic risks, including the risk of nationalization, expropriation of assets, and war;
7.	Possible imposition of foreign taxes and exchange control and currency restrictions;
8.	Lack of uniform accounting, auditing, and financial reporting standards;
9.	Less governmental supervision of securities markets, brokers, and issuers of securities;
10.	Less financial information available to investors;
11.	Difficulty in enforcing legal rights outside the U.S.; and
12.	Higher costs, including custodial fees.

These risks are often heightened for investments in emerging or developing countries.

Foreign Currency Transactions

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually three to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

Temporary Defensive Position

An underlying fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers’ acceptances and time deposits), money market mutual funds, commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements. An underlying fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

Futures Contracts

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and financial indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund’s portfolio securities declines, the value of the fund’s futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities but permits the continued holding of securities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term-securities so that it could gain rapid market exposure that may offset the anticipated increase in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A financial index futures contract may be used to hedge an underlying fund’s portfolio with regard to market risk as distinguished from risk related to a specific security. A financial index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs. Changes in the market value of a particular financial index futures contract reflect changes in the specified index of securities on which the future is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into the futures contracts.

In addition, the market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

Options on Futures Contracts

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, cash representing the difference between the current market price of the futures contract and the exercise price of the option accompanies delivery of the futures position. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. In addition, an underlying fund may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases “protective puts” on securities.

As with options on securities, the holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions (as discussed below under “Options Activities”), there are several specific risks that relate to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount of risk is the premium paid for the option plus transaction costs. There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Options Activities

An underlying fund may write (i.e., sell) and purchase put and call options on securities and securities indexes.

A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

Options on indexes are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Writing Options

The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. By writing a call option, a fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. Options securities indexes are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities.

Underlying funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. If a call option written by a fund is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price. If a put option written by a fund is exercised, the fund will be obligated to purchase the underlying security for more than its current market price.

Purchasing Options

Underlying funds generally will purchase put options in order to protect portfolio holdings against a substantial decline in the market value of such holdings. Such protection is provided during the life of a put because a fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security’s market price. Underlying funds generally will purchase a call option for the purpose of hedging against an increase in prices of securities that the funds ultimately want to buy. Such protection is provided during the life of the call option because the fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security’s market price. An underlying fund’s loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

A fund’s option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so it is impossible to predict to what extent liquid markets will develop or continue.

Hedging

An underlying fund may employ many of the investment techniques described herein not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices or purchase and sell stock index futures and related options to hedge against market wide movements in common stock prices. Although such hedging techniques tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

Junk Bonds

Bonds rated BB and below by Standard and Poor’s and Ba and below by Moody’s (see “Appendix – Description of Commercial Paper and Bond Ratings” for a more detailed explanation of bond ratings) are commonly known as “junk bonds” or “high yield bonds.” Investing in junk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. Junk bonds may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Junk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The prices of junk bonds have been found to be less sensitive to interest rate changes than more highly rated investments but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices, because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of junk bonds defaults, a fund may incur additional expenses to seek recovery. In the case of junk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities that pay interest periodically and in cash.

The secondary markets on which junk bonds are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.

There may be special tax considerations associated with investing in junk bonds structured as zero coupon or payment-in-kind securities. A fund records the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. A fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities that it would otherwise continue to hold. Shareholders will be taxed on these distributions.

The use of credit ratings as the sole method of evaluating junk bonds can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of junk bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid and Restricted Securities

An underlying fund may invest in securities for which there are no readily available markets (“illiquid securities”), including repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund’s decision to dispose of such securities and the time when the fund is able to dispose of them, during which time the value of the securities (and therefore the value of the underlying fund’s shares held by the Fund) could decline.

Industry Concentration

An underlying fund may concentrate its investments within one industry. Accordingly, such fund bears the investment risk from economic, political or regulatory changes that could adversely affect issuers in that industry and therefore the value of such underlying fund’s investment portfolio.

Leverage Through Borrowing

An underlying fund may borrow up to 33 1/3% of the value of its total assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise even if disadvantageous from an investment point of view. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the underlying fund’s net asset value, and money borrowed will be subject to interest costs that may include commitment fees and/or the cost of maintaining minimum average balances that may or may not exceed the interest or dividends received from, or appreciation of, the securities purchased with borrowed funds.

Loans of Portfolio Securities

An underlying fund may lend its portfolio securities provided that:

1.

The loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

2.	The underlying fund may at any time call the loan and obtain the return of the securities loaned;
3.	The underlying fund will receive any interest or dividends paid on the loaned securities; and
4.	The aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying fund.

Loans of securities by an underlying fund involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Master Demand Notes

Although the Fund itself will not do so, an underlying fund (particularly an underlying money market mutual fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

Exchange Traded Funds

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies whose principal investment strategy involves investing in other investment companies. Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Investment Adviser considers optimal, or cause the Investment Adviser to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”). The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

Repurchase Agreements

Underlying funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities. If the seller should default on the obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

Short Sales

An underlying fund may sell securities short. In a short sale the underlying fund sells stock that it does not own, making delivery with securities “borrowed” from a broker. The underlying fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the underlying fund may also have to pay a premium that would increase the cost of the security sold. The broker will retain the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

The underlying fund must also deposit into a segregated account an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the underlying fund must maintain daily the segregated account at such level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of an underlying fund’s net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with a short sale.

Short Sales Against the Box

A short sale is “against the box” if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

Warrants

An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund will lose the purchase price and the right to purchase the underlying security.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Directors has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of the Fund’s shareholders and the interests of the Fund’s’ investment advisers or principal underwriters, or affiliated persons of the Fund’s investment advisers or principal underwriters. The Policy is applicable to the Investment Adviser and to the Fund.

The Policy is intended to prevent the misuse of material non-public holdings information (“Holdings Information”). Holdings Information will be disclosed to select third parties only when the Fund has a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by the Fund, the Investment Adviser or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Investment Adviser and/or the Fund that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Investment Adviser’s fiduciary duties, and the Investment Adviser’s and the Fund’s obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Fund, the Investment Adviser, and their agents are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
•	Ensure that Holdings Information is not provided to a favored group of clients or potential clients; and
•	Adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of Holdings Information of the Fund by the Investment Adviser and the Fund:

Website and Quarterly Advertisements

The Fund currently posts the top ten holdings for the Fund on its public website at www.integrityfunds.com (the “Website”). This Holdings Information is updated daily. The Fund also advertises the top ten holdings quarterly through printed material, which is also posted on the Website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Website and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and (1) may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed, and (2) will contain appropriate disclaimers. The Investment Adviser will seek to post the Holdings Information on its public website in a format that cannot be easily modified by viewers.

SEC Filings

The Fund must disclose its complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter of the Fund’s fiscal year or the Form N-CSR(S) on the second and fourth quarter of the Fund’s fiscal year. The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Fund must provide either complete portfolio holdings or summaries of its portfolio holdings to shareholders in tabular or graphical format by identifiable categories (e.g., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund’s net asset value.

Other Disclosure

The Investment Adviser and the Fund currently do not disclose Holdings Information except as noted above. Each of the Investment Adviser’s officers (“Designated Persons”) may authorize providing Holdings Information of the Fund that is as current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a “Recipient”) who (1) specifically request the more current Holdings Information for a legitimate business purpose that is consistent with the Fund’s legitimate business purpose and (2) execute a Use and Nondisclosure Agreement (each, a “Nondisclosure Agreement”), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Fund’s trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the Website to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Potential Conflicts of Interest

Occasions may arise where a Designated Person, the Investment Adviser, the Fund, or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Fund and to ensure no adverse effect on the shareholders or the Fund, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Fund (“CCO”). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of Holdings Information would be in the best interests of shareholders and the Fund and will not adversely affect the shareholders or the Fund, the CCO may approve the disclosure. The CCO will document in writing any such exception identifying the legitimate business purpose for the disclosure, and will provide a report to the Board of Directors of the Fund for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund’s records.

The Fund and the Investment Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

MANAGEMENT OF THE FUND

Investment Adviser

Integrity Money Management has been retained by the Fund under an Investment Advisory Agreement to act as the Fund’s investment adviser, subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (the “Company”), a venture capital corporation organized under the laws of the State of North Dakota on September 22, 1987. The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Managed Portfolios and The Integrity Funds. The address of Integrity Money Management is 1 Main Street North, Minot, North Dakota 58703. Peter A. Quist, a director and officer of the Fund, is also a director and officer of the Investment Adviser as described under “Directors and Officers.”

The Investment Adviser furnishes the Fund with investment advice and supervises the management and investment program of the Fund. The Investment Adviser furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser. All other charges and expenses, as more fully described below are paid by the Fund.

For the management services and facilities furnished by the Investment Adviser, the Fund has agreed to pay an annual management fee, payable monthly, of 0.90% of the Fund’s average daily net assets. For the three most recent fiscal years, the table below sets forth (1) the advisory fees the Investment Adviser was entitled to, (2) advisory fees waived and expense reimbursements and (3) amounts paid net of fees waived and expense reimbursements:

Date of Fiscal Year End	$ Earned (Gross)	Advisory Fee Waivers and Expense Reimbursements	$ Paid Net of Fees Waived and Expense Reimbursements
12/31/2004	$59,283	$57,412	$1,871
12/30/2005	$55,938	$61,165	$(5,227)
12/29/2006	$62,149	$59,230	$2,919

Except for the expenses described above that have been assumed by the Investment Adviser, all expenses incurred in administration of the Fund will be charged to the Fund, including organization expenses; taxes; interest; brokerage fees and commissions, if any; fees and expenses of directors and officers of the Fund who are not officers or directors of the Investment Adviser; SEC fees and state securities laws fees; charges of custodians and transfer and dividend disbursing agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers and Board of Directors; and any extraordinary expenses. In addition, the Fund is expected to pay service fees to dealers for providing personal services to shareholders and/or the maintenance of shareholder accounts.

The Investment Advisory Agreement with the Fund provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement continues in effect from year to year as long as its continuation is approved at least annually by a majority of the directors of the Fund (the “Directors”) who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party except in their capacity as directors of the Fund and by either the shareholders or the Board of Directors. The Investment Advisory Agreement may be terminated at any time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares, or upon 90 days’ written notice by the Investment Adviser, and will terminate automatically upon assignment.

Portfolio Manager

Mr. Monte Avery is the portfolio manager of the Fund and has responsibility for the day-to-day management of its portfolio. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 until joining Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has been a co-manager of the Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc., and, effective in February 2000, the portfolio manager of these funds. From January 1996 until September 2001 and September 2002 to present, he has been the portfolio manager for the Fund. He has also been a co-portfolio manager of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2003.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Mr. Avery’s compensation is based on salary paid every other week. He is not compensated for client retention. In addition, Integrity Mutual Funds, Inc., sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contributions up to 3% and 50% for each additional percent contributed up to 5%. The Company has established a program in which it will grant interests in its stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

The Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the code of ethics will adequately address such conflicts.

The Investment Adviser and the Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed and Share Ownership in the Fund

The number of, and total assets in, all registered investment companies, other pooled investment vehicles, and other accounts overseen by, and the dollar range of equity securities of the Fund beneficially owned by the Portfolio Manager as of December 29, 2006, are as follows:

Name of Portfolio Manager	Number of Registered Investment Company Accounts & Total Assets for Such Accounts	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets for Such Accounts	Beneficial Ownership of Equity Securities in the Fund
Monte Avery	98 accounts with assets of $213.4 217.1 Million	None	None	None

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled vehicles or other accounts referred to above.

Directors and Officers

The Board of Directors (“Board”) of the Fund consists of five Directors. These same individuals, unless otherwise noted, also serve as directors or trustees for the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds. Three Directors (60% of the total) are not “interested persons” as defined under the 1940 Act (the “Independent Directors”). The remaining two Directors are “interested” for the reasons described below.

Independent Directors

The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex (as described below) by each Independent Director and other directorships, if any, held outside the Fund Complex, are shown below.

Effective January 6, 2006, Independent Director Lynn Aas retired from the Board of Directors and Jerry Stai was nominated and elected to the Board of Directors to fill the vacancy. Mr. Aas’ retirement also created a vacancy on the Audit Committee and the Governance and Nominating Committee that Mr. Stai currently occupies.

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 2405 11th Ave., NW Minot, ND 58703	Director	Indefinite Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. (since January 2006); Trustee, Integrity Managed Portfolios and The Integrity Funds (since January 2006).	15	Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave., SW Minot, ND 58701 71	Director	Indefinite Since April 1995	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc. (since April 1995), Montana Tax-Free Fund, Inc. (since April 1995), South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. (since April 1995), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	15	First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58703 59	Director	Indefinite Since January 1999	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	15	Vincent United Methodist Foundation; Minot Area Development Corporation

1The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

Interested Directors and Officers

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 72	Director Vice President Secretary	Indefinite Since August 1994

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc. (formerly known as ND Money Management, Inc.), ND Capital, Inc. (August 1988 to September 2004), Integrity Fund Services, Inc., (formerly known as ND Resources, Inc.), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc. (formerly known as Ranson Capital Corporation) (since January 1996); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
Robert E. Walstad[2] 1 Main St. N. Minot, ND 58703 61	Director Chairman President	Indefinite Since August 1994

Director (September 1987 to February 2007), President (September 1987 to October 2001 and September 2002 to May 2003), CEO (September 2001 to February 2007) Integrity Mutual Funds, Inc.; Director (August 1988 to February 2007), President (August 1988 to February 2007) and Treasurer (August 1988 to February 2007), Integrity Money Management, Inc.; Director, President and Treasurer, ND Capital, Inc. (August 1988 to September 2004), Integrity Fund Services, Inc. (May 1989 to February 2007); Director, President (since inception) and Treasurer (May 1989 to May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Chairman and President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, CEO, President, and Treasurer (January 1996 to August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001 and October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (January 2002 to February 2007) and President (September 2002 to December 2004), Capital Financial Services, Inc.

				15	Minot Park Board
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 36	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Chief Compliance Officer (since October 2005) The Integrity Funds, Integrity Managed Portfolios, ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc.

				N/A	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 33	Treasurer	Indefinite Since October 2005

Fund Accountant (January 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (October 2005 to September 2006), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), The Integrity Funds, Integrity Managed Portfolios, ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc.

				N/A	None

1The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds.

2Directors who are “interested persons” of the Fund as defined in the 1940 Act. Mr. Quist is an interested person by virtue of being an officer of the Fund, an officer and director of the Fund’s Investment Adviser and the Fund’s principal underwriter and a shareholder of the Company. Mr. Walstad is an interested person by virtue of being an officer of the Fund and a shareholder of the Company, and a member of his immediate family is a director of the Company. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of the Company, and Director, President and Treasurer of Integrity Money Management.

The Board of Directors manages the business and affairs of the Fund and appoints or elects officers responsible for the day-to-day operations of the Fund and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers of and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Independent Directors are charged with, among other functions, recommending approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreement to the full Board. When considering approval of the existing advisory agreement, the Independent Directors evaluate the nature and quality of the services provided by the Investment Adviser, the performance of the Fund, the Investment Adviser’s costs and the profitability of the agreement to the Investment Adviser, ancillary benefits to the Investment Adviser or its affiliates in connection with its relationship to the Fund and the amount of fees charged in comparison to those of other investment companies.

The Audit Committee consists of the three Independent Directors of the Fund: Jerry M. Stai, Orlin W. Backes and R. James Maxson. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met five times during the Fund’s last fiscal year ending December 29, 2006.

The Governance and Nominating Committee consists of the three Independent Directors of the Fund: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members, and recommend nominations for election to the Board. The Governance and Nominating Committee also takes a leadership role in shaping the governance of the Fund. The Governance and Nominating Committee has adopted a charter, and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. The Governance and Nominating Committee met seven times during the Fund’s last fiscal year ending December 29, 2006.

The Governance and Nominating Committee has adopted procedures regarding its review of recommendations for Director nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Directors to the Board of Directors of the Fund, the Directors shall take into account any proposals for candidates that are properly submitted to the Fund’s Secretary. Shareholders wishing to present one or more candidates for Director for consideration may do so by submitting a signed written request to the Fund’s Secretary at Integrity Fund of Funds, Inc., Attention: Secretary, 1 Main Street North, Minot, North Dakota 58703. The nomination must include the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Directors; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

In summarizing the above information, Messrs. Walstad, Backes, Maxson, and Stai are directors or trustees, as the case may be, of five open-end investment companies advised by the Investment Adviser (representing 15 portfolios). Mr. Quist serves as director, vice-president and secretary to three open-end investment companies advised by the Investment Adviser (representing three portfolios) and as vice-president and secretary to two open-end series investment companies advised by the Investment Adviser (representing 12 portfolios). Mr. Walstad serves as president and Ms. Anderson serves as treasurer, to five open-end series investment companies advised by the Investment Adviser (representing 15 portfolios).

Share Ownership in the Fund

For each Director, the dollar range of equity securities beneficially owned by the Director and the aggregate dollar range of equity securities in all registered investment companies overseen by the Director in the Integrity family of investment companies are shown below for the calendar year ending December 31, 2006.

Dollar Range of Equity Securities in
	Integrity Fund of Funds, Inc.	All Registered Investment Companies Overseen by Director in Family of Investment Companies (Aggregate)
Jerry M. Stai[1]	None	$1 to $10,000
Lynn W. Aas[1]	None	$10,001 to $50,000
Orlin W. Backes	None	$10,001 to $50,000
R. James Maxson	$1 to $10,000	$10,001 to $50,000
Peter A. Quist	$1 to $10,000	$50,001 to $100,000
Robert E. Walstad[2]	None	$1 to $10,000

1On January 6, 2006, Mr. Aas retired from the Board of Directors and Mr. Stai was elected to the Board of Directors to fill the vacancy.

2Mr. Quist is considered to be an interested director by virtue of being an officer of the Fund, an officer and director of the Fund’s investment adviser and principal underwriter, and a shareholder of the Company. For the calendar year ended December 31, 2006, Mr. Walstad was considered to be an interested director by virtue of being an officer and director of the Fund’s Investment Adviser, an officer of the Fund, and a shareholder of the Company. Effective February 1, 2007, Mr. Walstad retired from his roles as an officer and director of the Fund’s Investment Adviser. However, he remains an officer of the Fund and a shareholder of the Company.

As of December 31, 2006, as to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Compensation of the Board of Directors

Directors who are not an “interested person” as that term is defined in the 1940 Act, are paid an annual fee of $15,000 for serving as director or trustee, as the case may be, on the boards of the funds in the complex. Mr. Quist and Mr. Walstad, who are the only “interested persons” of such funds, receive no compensation from the funds. In addition to the Fund, the Directors (other than Mr. Quist) are also directors or trustees of four additional open-end investment companies advised by the Investment Adviser (representing 14 additional portfolios) and Mr. Quist is a director of two additional open‑end investment companies advised by the Investment Adviser (representing two additional portfolios). The annual fee paid to the directors and trustees are allocated among the funds in the complex (which currently includes the three funds of the Integrity Mutual Funds family, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds) as follows: each fund pays a minimum $500 and the remainder of the fee is allocated among the funds on the basis of their relative net asset values.

The following table sets forth compensation paid by the Fund to each of the Directors of the Fund and total compensation paid to each Director for the fiscal year ended December 29, 2006. The Fund has no retirement or pension plans.

		Aggregate Compensation from the Fund[2]	Total Compensation from Fund and Fund Complex[3]
Jerry M. Stai	Director	$616.95	$15,000.00
Lynn W. Aas[1]	Director	$0.00	$0.00
Orlin W. Backes	Director	$616.95	$15,000
R. James Maxson	Director	$616.95	$15,000
Peter A. Quist	Director Vice President Secretary	$0.00	$0.00
Robert E. Walstad	Director Chairman President	$0.00	$0.00
TOTALS		$1,850.86	$45,000.00

1On January 6, 2006, Mr. Aas retired from the Board of Directors and Mr. Stai was elected to the Board of Directors to fill the vacancy.

2Based on the compensation paid to the Directors for the fiscal year ended December 29, 2006, for services to the Fund.

3Based on the compensation paid to the Directors (other than Mr. Quist) for the fiscal year ended December 29, 2006, for services to the Fund and four additional open-end funds (representing 15 additional portfolios) advised by the Investment Adviser, including, in addition to the Fund, the Montana Tax-Free Fund, Inc., the ND Tax-Free Fund, Inc., six series of Integrity Managed Portfolios and seven series of The Integrity Funds (including the Integrity Value Fund which was part of The Integrity Funds until it was liquidated on April 24, 2007). (Mr. Quist provided services to the Fund, the Montana Tax-Free Fund, Inc. and the ND Tax-Free Fund, Inc.)

Control Persons and Principal Holders of Securities

As of April 5, 2007, to the best knowledge of the Fund, no person owned sufficient shares to be deemed to control the Fund. For purposes of the foregoing, “control” means (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

As of April 5, 2007, no person owned of record or was known by the Fund to own of record or beneficially 5% or more of the Fund’s outstanding shares. In addition, as of April 5, 2007, the officers and directors (including family members) of the Fund, in the aggregate, own less than 1% of the shares of the Fund.

Custodian

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian for the Fund’s portfolio securities and cash.

Transfer Agent, Fund Accounting Agent and Administrator

Integrity Fund Services, Inc. (“IFS” or “Transfer Agent”), a wholly-owned subsidiary of the Company, a North Dakota corporation affiliated with the Investment Adviser and Distributor, provides the Fund with transfer agent, accounting and administrative services. IFS is located at 1 Main Street North, Minot, North Dakota 58703.

Transfer Agent

As transfer agent, IFS performs many of the Fund’s clerical and administrative functions. For its transfer agency services, the Fund pays IFS an asset-based fee and certain flat fees for administrative services, plus reimbursement of out-of-pocket expenses. The Transfer Agent is responsible for, among other things, administrating and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Service Provider

Accounting services provided by IFS to the Fund may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. For accounting services, the Fund pays to IFS at the end of each calendar month a flat fee plus an asset-based fee and reimburses IFS for certain out-of-pocket expenses.

Administrator

As administrator for the Fund, IFS manages all aspects of the Fund’s operations except those provided by other service providers. For administrative services, the Fund pays to IFS at the end of each calendar month an asset-based fee, with a minimum of $2,000 per month, and reimburses IFS for certain out-of-pocket expenses.

For the fiscal year ends noted, the Fund paid to IFS the following amounts for services provided:

Date of Fiscal Year End	Accounting Fees	Administrative Fees*	Transfer Agency Fees
12/31/2004	$27,298	$ 0	$19,763
12/30/2005	$27,108	$ 0	$24,001
12/29/2006	$27,386	$6,000	$23,934

*As of October 1, 2006, IFS began charging the Fund administrative fees.

Independent Accountants

The Fund’s independent public accountant, Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701, audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax return, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 serves as counsel for the Fund.

Distributor

Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”) a subsidiary of the Company, is the principal underwriter of the Fund’s shares in a continuous public offering. Integrity Funds Distributor is located at 1 Main Street North, Minot, North Dakota 58703. Integrity Funds Distributor sells shares to or through brokers, dealers, or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Fund. Integrity Funds Distributor may act as such a Dealer.

Under the terms of the Distribution Agreement between the Fund and Integrity Funds Distributor, Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation.Integrity Funds Distributor pays a sales commission currently equal to 3% of the amount invested to dealers who sell shares (excluding sales to investors exempt from the contingent deferred sales charge). In addition, in recognition of services provided to shareholders, the Fund may also pay service fees to dealers at the annual rate of up to 0.25% of the average net assets that are attributable to shareholders of the Fund for whom such dealers are designated as the dealers of record.

Because shares of the Fund are sold without any front-end sales loads, Integrity Funds Distributor does not receive underwriting commissions. In consideration for its services, Integrity Funds Distributor receives any contingent deferred sales charges imposed on redemptions of shares.

Integrity Funds Distributor also may receive dealer reallowances (up to a maximum of 1% of the public offering price) and/or distribution payments and/or service fees on purchases by the Fund of shares of underlying funds sold with a sales load and/or that have a distribution plan and/or service fees. Any non-Rule 12b-1 service fees Integrity Funds Distributor receives from the underlying fund with respect to purchases by the Fund shall not be retained by Integrity Funds Distributor but will be paid to the Fund.

The following table sets forth the amount of compensation on redemptions, brokerage commissions and other compensation received by Integrity Funds Distributor directly or indirectly from the Fund for the last fiscal year ended December 29, 2006.

	Compensation on Redemptions	Brokerage Commission	Other Compensation*
Integrity Fund of Funds, Inc.	$0	$0	$0

*Integrity Funds Distributor received from the underlying funds $0 in brokerage commissions on the portfolio transactions of these underlying funds and $0 in 12b-1 distribution or service fees for assisting the Fund in purchasing shares of the underlying funds.

The Distribution Agreement must be approved at least annually by the Fund’s Board of Directors and a vote of a majority of the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Distribution Agreement (the “Qualified Directors”), by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund’s Distribution Agreement will terminate automatically in the event of its assignment and is terminable with respect to the Fund without penalty on 60 days’ written notice, by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, or on 90 days’ written notice by Integrity Funds Distributor.

Peter A. Quist, a director and officer of the Fund, is also a director and officer of Integrity Funds Distributor, as described under “Directors and Officers.”

Integrity Funds Distributor may make payments to dealers who are holders or dealers of record for accounts in the Fund. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

In fiscal year 2007, the Distributor expects that it will pay additional compensation to the following dealers:

Charles Schwab

Fiserv

Morgan Stanley

Raymond James

RBC Dain Raucher

UBS

National Financial Services

Piper Jaffray

Edward Jones

Pershing

CitiGroup

You can ask your dealer for information about any payments it receives from Integrity Funds Distributor and any services provided.

CODE OF ETHICS

The Investment Adviser, Integrity Funds Distributor, and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to the restrictions of the code.

PROXY VOTING POLICIES

The Board of Directors has delegated to the Investment Adviser, the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings. The Directors will review the Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy (“Policy”). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance.

The Investment Adviser generally will vote in accordance with corporate management’s recommendations on matters such as uncontested director nominees (unless such nominees have poor records), ratification of accountants, changing corporate names and similar matters, and against management’s recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders’ investments, poison pills or provisions requiring supermajority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions. Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, will be evaluated on a case-by-case basis, and the Investment Adviser may vote for or against corporate management’s recommendations on such matters. The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between the Fund’s shareholders and Investment Adviser or any of its affiliates or an affiliate of the Fund. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser generally will refrain from voting the proxies giving rise to conflict, until the Directors, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the Fund.

Pursuant to Section 12(d)(1) of the 1940 Act, the Investment Adviser, with respect to proxies received from underlying investment companies, will instruct such underlying companies or their investment advisers to vote investment company shares held by the Fund in the same proportion as the vote of all other shareholders of the underlying investment company.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available without charge, upon request, by calling (800) 276-1262, on the SEC’s website at www.sec.gov or at the Fund’s website at www.integrityfunds.com.

PORTFOLIO TRANSACTIONS

In effecting purchases and sales of the Fund’s portfolio securities, the Investment Adviser and Fund may place orders with and pay brokerage commissions, if any, to brokers affiliated with the Fund, the Investment Adviser, or the Fund’s underwriter.

Subject to policies established by the Fund’s Board of Directors, the Investment Adviser is responsible for the execution of the Fund’s portfolio transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund. While the Investment Adviser generally seeks to obtain the most favorable prices, the Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser is authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including: (1) the market impact of the trade, (2) the broker or dealer’s execution capabilities, (3) the size of the transaction, (4) the difficulty associated with executing the transactions, (5) the operational facilities of the broker or dealer, (6) the risk to the broker or dealer of positioning a block of securities, (7) brokerage service arrangements made available by the broker or dealer, and (8) research, brokerage and other services provided by the broker or dealer (as described below).

A primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. With respect to purchases of shares of underlying funds subject to a front‑end sales load at the time of purchase (“load fund shares”), the Investment Adviser anticipates directing, to the extent possible, substantially all of the Fund’s orders to Integrity Funds Distributor. Where Integrity Funds Distributor acts as the dealer with respect to purchases of load fund shares, it retains dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Integrity Funds Distributor is not designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. In the event Integrity Funds Distributor is unable to execute a particular transaction, the Investment Adviser will direct such order to another broker‑dealer.

Where underlying fund shares are purchased through Integrity Funds Distributor, Integrity Funds Distributor may also receive Rule 12b‑1 fees (in an amount not to exceed 0.25% of net assets) or service fees from the underlying funds or their underwriters or sponsors in accordance with the normal arrangements of those funds. Rule 12b‑1 fees and dealer reallowances as described in the preceding paragraph will be aggregated for determining compliance with Section 17(e)(2) of the 1940 Act. Any non-Rule 12b-1 service fees Integrity Funds Distributor receives from the underlying fund with respect to purchases by the Fund shall not be retained by Integrity Funds Distributor but will be paid to the Fund.

Integrity Funds Distributor may retain brokerage commissions on portfolio transactions of underlying funds held in the Fund’s portfolio, including funds that have a policy of considering sales of their shares in selecting broker‑dealers for the execution of their portfolio transactions. The payment of brokerage commissions and Rule 12b‑1 fees to Integrity Funds Distributor on such transactions is not a factor considered by the Investment Adviser in selecting or retaining an underlying fund for investment.

Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) set forth in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads. The Investment Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an underlying fund. The Investment Adviser anticipates investing most of the assets of the Fund in funds that impose no front‑end sales load or impose a front‑end sales load on the Fund of no more than 1% of the public offering price. The Investment Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to: (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a “family” of mutual funds. The Investment Adviser also takes advantage of exchange or conversion privileges offered by any “family” of mutual funds.

A factor in the selection of unaffiliated brokers is the receipt of research, analysis, advice, and similar services. Information thus received will enable the Investment Adviser to supplement its own research and analysis with the views and information of other securities firms and may be used for the benefit of clients of the Investment Adviser other than the Fund. Research services may include advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The extent to which commissions reflect an element of value for research services cannot be presently determined. To the extent that research services of value are provided by broker‑dealers with or through whom the Investment Adviser places the Fund’s portfolio transactions, the Investment Adviser may be relieved of expenses that it might otherwise bear. Any research and other services provided by brokers to the Investment Adviser or the Fund are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Adviser under the Investment Advisory Agreement.

The Fund expects that purchases and sales of money market instruments will usually be principal transactions and purchases and sales of other debt securities may be principal transactions. Thus, the Fund will normally not pay brokerage commissions in connection with those transactions. The Fund may pay mark-ups on principal transactions. Money market instruments are generally purchased directly from the issuer or from an underwriter or market maker for the securities, and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and ask price. Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere. Commissions will be paid on the Fund’s futures and options transactions, if any.

Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified. For the past three fiscal years, the Fund has not paid any brokerage commissions. The Board of Directors will monitor the Investment Adviser’s performance with respect to portfolio transactions in order to evaluate the overall reasonableness of brokerage commissions paid or spreads allowed.

PURCHASE AND REDEMPTION OF SHARES

Purchases

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from Integrity Funds Distributor directly. Fund shares are sold at the public offering price, which is the net asset value next determined after an order and payment are received in proper form. On December 29, 2006, the net asset value (and offering price to the public) per share of the Fund was calculated as follows: net assets of $9,889,657 were divided by 740,946 shares outstanding to equal a net asset value per share of $13.35.

No sales charge is imposed when shares are purchased; the entire public offering price of all of its shares sold is received by the Fund. However, a contingent deferred sales charge is imposed with respect to shares purchased after April 30, 2007 that are redeemed within three years after their purchase and with respect to shares purchased before May 1, 2007 that are redeemed within five years after their purchase. See “How to Buy Shares” in the Fund’s Prospectus and “Contingent Deferred Sales Charges” below. Integrity Funds Distributor will pay a sales commission to investment dealers and to its salesmen who sell Fund shares. Integrity Funds Distributor may also provide additional promotional incentives to dealers who sell Fund shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

The Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Fund.

Retirement Plans

The Fund offers shares in connection with tax-deferred retirement plans. Application forms and additional information about these plans, including applicable fees, are available from the Fund or First Western Bank & Trust, 900 South Broadway, Minot, ND 58701 (“First Western”), upon request. Before investing in the Fund through such a plan, an investor should consult a tax adviser.

Individual Retirement Accounts (“IRAs”)

Fund shares may be used as a funding medium for an IRA, including Roth IRAs. An Internal Revenue Service-approved IRA plan is available from First Western. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $50. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible depending upon the individual’s income. Individuals also may establish an IRA to receive a rollover contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

Certain Defined Contribution Plans

Investors who are self-employed may purchase Fund shares for retirement plans for self-employed persons that are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). In addition, First Western offers a prototype Defined Contribution Plan for Money Purchase or Profit Sharing Plans.

Other Deferral Plans

The Fund may be used as a vehicle for a cash or deferred arrangement designed to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”),under Section 403(b) of the Code (plan for charitable and education entities) and under Section 457 of the Code (plan for governmental entities). Special rules apply to plans for governmental entities.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through an automatic investment program (minimum initial investment is $50). With the Monthomatic Investment Plan (the “Monthomatic”), monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account. By enrolling in the Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House (“ACH”) debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent. See “Systematic Investing — the Monthomatic Investment Plan” in the Prospectus for additional information.

Exchange Privilege

As described in the Prospectus under “Special Services—Exchanging Shares,” the Fund offers an exchange privilege pursuant to which a shareholder in the Fund may exchange some or all of his shares in any of the funds underwritten by Integrity Funds Distributor. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the applicable fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge (if any) originally paid with respect to the exchanged shares.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. If you paid a contingent deferred sales charge, we will refund your contingent deferred sales charge as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. An investor exercising this privilege a year or more after redemption will be required to complete a new account application and provide proof that the investor was a previous shareholder of the Fund. The Fund may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Minimum Investment

The minimum initial investment for the Fund is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

Redemptions

Any Fund shareholder may require the Fund to redeem shares. All registered owners must sign a letter of instruction that needs to be signature guaranteed if the request is over $100,000 and sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a signed certificate or duly endorsed stock power and accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public may not provide a signature guarantee. The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner.

Alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent which has a sales agreement with the Transfer Agent and from which this SAI was received. The dealer or agent may fax, mail or phone such request to the Transfer Agent when properly authorized in writing by the shareholder of record. The investor will receive the net asset value next determined after the Transfer Agent receives such sell order from the dealer or agent. The Fund does not charge for this transaction. Authorized Dealers may charge additional fees for shareholder transactions or for advisory services.

Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Payment for shares redeemed may also be done through the ACH network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer. In addition, redemption proceeds may be transmitted through a wire transfer for a fee of $9.00.

Additional Information on Purchases and Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days:

•	during any period when the NYSE is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;
•	when an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable; or
•	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

The NYSE is currently closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund’s portfolio securities at the time. When the Fund is requested to redeem shares for which it may not have yet received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

The Fund reserves the right to redeem Fund accounts (other than IRAs) that are reduced to a value of less than $1,000 for any reason other than fluctuation in the market value of the Fund’s portfolio securities. Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

The Fund reserves the right to redeem in-kind, that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities. Because you would receive portfolio securities in an in-kind redemption, you will still be subject to market risk and may incur transaction costs in selling the securities.

Contingent Deferred Sales Charges

The Fund has adopted a new contingent deferred sales charge (“CDSC”) schedule effective as of May 1, 2007. Under the new schedule, for shares purchased after April 30, 2007, the charge is equal to 3.0% if you redeem such shares within three years of purchase, based on your purchase price or the price you sell your shares for, whichever is lower. However, shares of the Fund purchased on April 30, 2007 or earlier will be subject to the charge schedule in effect prior to May 1, 2007. Accordingly, if you purchased shares prior to May 1, 2007, you will pay a CDSC of 1.5% based on your purchase price or the price you sell your shares for, whichever is lower, if you redeem your shares within five years of purchase. Shares acquired by reinvestment of dividends may be redeemed without a CDSC. In addition, a number of shares having a value equal to any net increase in the value of all shares purchased by the shareholder during the preceding three (for shares purchased after April 30, 2007) or five (for shares purchased prior to May 1, 2007) years will be redeemed without a CDSC.

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to a CDSC.

All purchases are considered made on the trade date. Upon receipt of a request for redemption, shares will be redeemed by a Fund at the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable CDSC.

The Fund may sell shares without a CDSC to:

•

directors, officers, and employees (including retirees) of the Fund, the Company, Integrity Money Management, and Integrity Funds Distributor, for themselves or their spouses, children, or parents and parents of spouses, or to any trust, pension, or profit‑sharing, or other benefit plan for only such persons at net asset value and in any amount;

•	broker‑dealers having sales agreements with Integrity Funds Distributor, and registered representatives and other employees of such broker‑dealers, including their spouses and children;
•	financial institutions having sales agreements with Integrity Funds Distributor, and employees of such financial institutions, including their spouses and children; and
•	any broker‑dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients.

The elimination of the CDSC for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts. Integrity Funds Distributor receives the entire amount of any CDSCs assessed.

Systematic Withdrawal Plan

A shareholder who owns shares with an aggregate value of $5,000 or more of the Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi‑annually or annually. Sufficient shares will be redeemed from the investor’s account for the designated amount on approximately the 1st or 25th of each applicable month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Participation in the program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. The Fund reserves the right to amend or terminate the systematic withdrawal program at any time. For additional information, see “Systematic Withdrawal” in the Prospectus.

NET ASSET VALUE

For the Fund, net asset value (“NAV”) per share is determined by dividing the total value of the Fund’s assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of the Fund is determined by Integrity Fund Services as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

Investments in mutual funds are valued at the NAV most recently determined and reported by the respective mutual fund. Such quotations are obtained from a pricing service. If the pricing service fails to receive the NAV from the underlying mutual fund, a daily news source from the Internet will be used as the pricing source, along with a telephone call to the underlying mutual fund. If the NAV is unreportable by the underlying fund group on the current day, then Integrity Fund Services will wait until the next business morning to obtain the price from the underlying fund group and then determine the NAV for the Fund.

Assets for which market quotations are available are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;
•	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and
•

short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Board of Directors, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Directors believe reflect the fair value of such securities. These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value using methods and procedures reviewed and approved by the Directors.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

DISTRIBUTIONS

The Fund distributes any net investment income and net realized capital gains at least annually. Income and capital gains dividends, if any, of the Fund will be credited to shareholders’ accounts in full and fractional Fund shares at NAV on the reinvestment date unless shareholders indicate in writing to the Transfer Agent that they wish to receive them in cash.

A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder’s account at the then‑current NAV. If the shareholder has a zero balance, we will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, the Transfer Agent will then issue a new check.

Distribution checks may be sent to parties other than the investor. The Transfer Agent of the Fund will accept a letter from the shareholder. Please attach a voided check if payable to your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

Based on information provided by the Fund, the Fund has a capital loss carryforwards for tax purposes that, as of December 29, 2006, amounted to $3,845,799.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Deferral of Basis

In reporting any gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
	•	In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),
	•	You sell some or all of your original shares within 90 days of their purchase, and
	•	You reinvest the sales proceeds in the Fund or in another Integrity fund, and the sales charge that would otherwise apply is reduced or eliminated;
THEN:
•

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Buying Shares Close to a Record Date

Distributions by the Fund reduce the net asset value of the Fund’s shares. Should a taxable distribution reduce the net asset value below a shareholder’s cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Tax Credit

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s ordinary income dividends paid to you. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Under the provisions of the American Jobs Creation Act of 2004 (the “2004 Tax Act”), dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ORGANIZATION AND SHARE ATTRIBUTES

The Fund is an open-end, diversified, management investment company. The Fund was organized as a corporation under the laws of the State of North Dakota on June 1, 1994, and is authorized to issue a total of one billion shares, all of one class and one series, with a par value of $0.0001 per share. Shares are fully paid and nonassessable when issued, are redeemable and freely transferable, and have equal rights and preferences in all matters, including voting, redemption, dividends and liquidation. Cumulative voting, a form of proportional representation, is permitted in the election of directors. Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates. There are no subscription, preemptive, or conversion rights.

Shareholder Meetings

Regular meetings of shareholders will not be held unless required under the North Dakota Business Corporation Act or the 1940 Act. It is probable that the Fund will not hold regular meetings of shareholders. The Fund’s Bylaws provide the regular meetings of shareholders may be held on an annual or other less frequent basis but need not be held unless required by law. Under the North Dakota Business Corporation Act, if a regular meeting of shareholders has not been held during earlier of six months after the fiscal year end of the corporation or fifteen months after its last meeting, a shareholder or shareholders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the president or secretary of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors must cause a regular meeting of shareholders to be called and held at the expense of the Fund on notice no later than ninety days after receipt of the demand, or if the Board fails to do so, the shareholder or shareholders making the demand may call the meeting by giving notice as prescribed by law. All necessary expenses of the notice and the meeting must be paid by the Fund.

In addition to regular meetings, special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act. Meetings of shareholders will also be held whenever required in order to comply with the 1940 Act; however, the Fund does not intend to hold annual shareholder meetings. Shareholders have the right to remove directors.

Pursuant to the 1940 Act, if an underlying fund submits a matter to its shareholders for a vote, the Fund will vote the shares of the underlying fund that it owns in the same proportion as the vote of all other holders of such shares.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s annual report and are incorporated by reference. The annual report is available without charge by calling (800) 276-1262.

APPENDIX – DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1

Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Services (“Standard & Poor’s”), Commercial Paper Ratings

A

Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds that are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A

Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB1

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B1

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC[1]

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC1	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C1

The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default.
D

The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

1Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

PART C OTHER INFORMATION
ITEM 23. EXHIBITS
(a)	Articles of Incorporation[1]
(b)	Bylaws[1]
(c)	Specimen Copy of Share Certificates[1]
(d)	Investment Advisory Agreement between Registrant and Integrity Money Management, Inc.[2]
(e)	(1)	Distribution Agreement between Registrant and Integrity Funds Distributor, Inc.[2]
(2)	Dealer Agreement between Registrant and Integrity Funds Distributor, Inc.[2]
(f)	Not Applicable
(g)	Custody Agreement between Registrant and Wells Fargo Bank Minnesota, National Association[3]
(h)	(1)	Transfer Agency Agreement between Registrant and Integrity Fund Services, Inc.[3]
(2)	Form of Accounting Services Agreement between Registrant and Integrity Fund Services, Inc.[3]
(i)	(1)	Opinion and Consent of Pringle & Herigstad, P.C.[4]
(2)	Opinion and Consent of Chapman and Cutler[5]
(3)	Opinion and Consent of Chapman and Cutler[6]
(4)	Opinion and Consent of Peter A. Quist[7]
(5)	Opinion and Consent of Gordon Dihle[8]
(6)	Opinion and Consent of Gordon Dihle[9]
(7)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP[10]
(8)	Consent of Sutherland Asbill & Brennan LLP[11]
(9)	Consent of Sutherland Asbill & Brennan LLP[12]
(10)	Consent of Chapman and Cutler LLP[3]
(j)	Consent of Independent Auditors–Brady Martz & Associates, P.C.[3]
(k)	Not Applicable
(l)	Purchase Agreement[1]
(m)	Not Applicable
(n)	Not Applicable
(o)	Reserved
(p)	Code of Ethics[3]
(z)	Power of Attorney[3]

[1]Previously filed with and incorporated by reference to Post-Effective Amendment Number 4, filed on February 28,1997.

[2]Previously filed with and incorporated by reference to Post-Effective Amendment Number 13, filed on April 27, 2004.

[3]Filed herewith.

[4]Previously filed with and incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed on October 14, 1994.

[5]Previously filed with and incorporated by reference to Post-Effective Amendment No. 8, filed on April 30, 1999.

[6]Previously filed with and incorporated by reference to Post-Effective Amendment No. 9, filed on April 28, 2000.

[7]Previously filed with and incorporated by reference to Post-Effective Amendment No. 10, filed on April 27, 2001.

[8]Previously filed with and incorporated by reference to Post-Effective Amendment No. 11, filed on April 26, 2002.

[9]Previously filed with and incorporated by reference to Post-Effective Amendment No. 12, filed on April 25, 2003.

[10]Previously filed with and incorporated by reference to Post-Effective Amendment No. 13, filed on April 27, 2004.

[11]Previously filed with and incorporated by reference to Post-Effective Amendment No. 15, filed on April 29, 2005.

[12]Previously filed with and incorporated by reference to Post-Effective Amendment No. 16, filed on April 27, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
Not Applicable.
ITEM 25. INDEMNIFICATION

Section 4 of the Distribution Agreement [Exhibit (e)(1)] provides for the indemnification of Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), Registrant’s principal underwriter, against certain losses. Section 12 of the Transfer Agency Agreement [Exhibit (h)(1)] provides for the indemnification of Integrity Fund Services, Inc. (“Integrity Fund Services”), Registrant’s transfer agent, against certain losses.

Indemnification of certain persons, including directors, officers and employees of Registrant is required under Section 10‑19.1‑91 of the North Dakota Century Code. In addition, Registrant has obtained an insurance policy on behalf of directors and officers against any liability asserted against and incurred by the person in or arising from that person’s official capacity to the extent permitted by law.

In no event will Registrant indemnify its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office arising under his agreement with Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Anything in the North Dakota Business Corporation Act (Chapters 10‑19 through 10‑23 of the North Dakota Century Code), the Fund’s Articles of Incorporation or Bylaws, or the Investment Advisory, Distribution, or Transfer Agency Agreements to the contrary notwithstanding, Registrant will comply in all respects with the provisions of Investment Company Act Release No. 11330 (September 4, 1980) concerning indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The business of Integrity Money Management, Inc., is summarized under "Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference.

The information required by this Item 26 with respect to each director, officer or partner of the Registrant’s adviser, Integrity Money Management, Inc., is incorporated by reference to Form ADV filed by Integrity Money Management, Inc., with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-33131).

ITEM 27. PRINCIPAL UNDERWRITERS
(a)

The principal underwriter of the Fund’s shares, Integrity Funds Distributor, Inc., currently acts as a principal underwriter, depositor or investment adviser for the following other investment companies:

The Integrity Funds Integrity Managed Portfolios ND Tax-Free Fund, Inc. Montana Tax-Free Fund, Inc.
(b)	The information required by the following table is provided with respect to each director, officer or partner of each principal underwriter named in the response to Item 20.
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Mark R. Anderson 1 North Main Street Minot, North Dakota 58703	President Director	None
Peter A. Quist 1 North Main Street Minot, North Dakota 58703	Vice President Secretary Director	Vice President Secretary Director
John Carlson 1 North Main Street Minot, North Dakota 58703	Treasurer	None
(c)	Not Applicable.
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Wells Fargo Bank, NA, Global Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian of Registrant and maintains all records related to that function. Integrity Fund Services serves as transfer agent, dividend disbursing, administrative, and accounting services agent of Registrant and maintains all records related to those functions. Integrity Funds Distributor serves as the principal underwriter of Registrant and maintains all records related to that function. Integrity Money Management, Inc. (“Integrity Money Management”), serves as Registrant’s investment adviser and maintains all records related to that function. Registrant maintains all of its corporate records. The address of Integrity Funds Distributor, Integrity Fund Services, Integrity Money Management, and Registrant is 1 Main Street North, Minot, North Dakota 58703.

ITEM 29. MANAGEMENT SERVICES
Not Applicable.
ITEM 30. UNDERTAKINGS
Not Applicable.
SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post‑Effective Amendment Number 17 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 1st day of May, 2007.

INTEGRITY FUND OF FUNDS, INC.
By:	/s/Robert E. Walstad
Robert E. Walstad President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 17 to the Registration Statement has been signed below by the following persons in the capacities indicated on May 1, 2007:

Signature	Title
/s/ Robert E. Walstad Robert E. Walstad	Director, Chairman of the Board and President (Principal Executive Officer)
/s/ Laura K. Anderson Laura K. Anderson	Treasurer (Principal Financial and Accounting Officer)
Jerry M. Stai*	Director)	By:/s/ Robert E. Walstad
Orlin W. Backes*	Director)	Robert E. Walstad
R. James Maxson* Peter A. Quist*	Director) Director, Vice President and Secretary)	Attorney-in-Fact

*An original power of attorney authorizing Robert E. Walstad to execute any amendment to Registration Statement No. 33‑85332 for each of the directors of the Registrant on whose behalf this Post-Effective Amendment No. 17 to the Registration Statement is being filed is filed herewith with the Securities and Exchange Commission.

EXHIBITS
(g)	Custody Agreement between Registrant and Wells Fargo Bank Minnesota, National Association
(h)	(1)	Transfer Agency Agreement between Registrant and Integrity Fund Services, Inc.
(2)	Form of Accounting Services Agreement between Registrant and Integrity Fund Services, Inc.
(i)	(10)	Consent of Chapman and Cutler LLP
(j)	Consent of Independent Auditors–Brady Martz & Associates, P.C.
(p)	Code of Ethics
(z)	Power of Attorney